Abercrombie & Fitch Co.
Financial Information
(Unaudited)
(in thousands, except per share data and store data)

				Fiscal 2014					Fiscal 2015
	2011	2012	2013	Q1	Q2	Q3	Q4	2014	Q1	Q2	Q3	Q4	YTD

Net sales	$4,158,058	$4,510,805	$4,116,897	$822,428	$890,605	$911,453	$1,119,544	$3,744,030	$709,422	$817,756	$878,572	$1,112,930	$3,518,680

Cost of goods sold	1,607,834	1,694,096	1,541,462	310,769	337,649	344,383	437,659	1,430,460	297,873	307,894	318,785	436,585	1,361,137

Gross profit	2,550,224	2,816,709	2,575,435	511,659	552,956	567,070	681,885	2,313,570	411,549	509,862	559,787	676,345	2,157,543

Stores and distribution expense	1,820,226	1,980,519	1,907,687	417,571	426,301	413,551	445,629	1,703,051	391,638	389,193	392,942	430,441	1,604,214

Marketing, general and administrative expense	437,120	473,883	481,784	123,581	111,033	104,981	119,225	458,820	107,533	119,846	117,698	125,244	470,321

Restructuring charge (benefit)	—	—	81,500	5,633	419	—	2,378	8,431	(1,598)	—	—	—	(1,598)

Asset impairment	68,022	7,407	46,715	—	—	16,706	28,282	44,988	6,133	—	12,076	—	18,209

Other operating expense (income), net	3,472	(19,333)	(23,074)	(3,620)	(4,290)	(1,534)	(5,795)	(15,239)	(1,960)	(1,139)	(3,919)	577	(6,441)

Operating income (loss)	221,384	374,233	80,823	(31,506)	19,493	33,366	92,166	113,519	(90,197)	1,962	40,990	120,083	72,838

Interest expense, net	3,577	7,288	7,546	1,997	2,020	5,572	4,776	14,365	4,639	4,567	4,586	4,456	18,248

Income (loss) from continuing operations before taxes	217,807	366,945	73,277	(33,503)	17,473	27,794	87,390	99,154	(94,836)	(2,605)	36,404	115,627	54,590

Tax expense (benefit) for continuing operations	74,669	129,934	18,649	(9,832)	4,596	9,567	43,002	47,333	(31,590)	(3,217)	(5,881)	56,719	16,031

Net income (loss) from continuing operations	143,138	237,011	54,628	(23,671)	12,877	18,227	44,388	51,821	(63,246)	612	42,285	58,908	38,559

Net income from discontinued operations (net of taxes)	796	—	—	—	—	—	—	—	—	—	—	—	—

Less: Net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	1,422	394	1,167	2,983

Net income (loss) attributable to Abercrombie & Fitch Co.	$143,934	$237,011	$54,628	$(23,671)	$12,877	$18,227	$44,388	$51,821	$(63,246)	$(810)	$41,891	$57,741	$35,576

				Fiscal 2014					Fiscal 2015
	2011	2012	2013	Q1	Q2	Q3	Q4	2014	Q1	Q2	Q3	Q4	YTD
Net Income (Loss) Per Share from Continuing Operations attributable to Abercrombie & Fitch Co.:
Basic	$1.65	$2.89	$0.71	$(0.32)	$0.18	$0.26	$0.64	$0.72	$(0.91)	$(0.01)	$0.61	$0.86	$0.52
Diluted	$1.60	$2.85	$0.69	$(0.32)	$0.17	$0.25	$0.63	$0.71	$(0.91)	$(0.01)	$0.60	$0.85	$0.51

Net Income Per Share from Discontinued Operations attributable to Abercrombie & Fitch Co.:
Basic	$0.01	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Diluted	$0.01	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net Income (Loss) Per Share attributable to Abercrombie & Fitch Co.:
Basic	$1.66	$2.89	$0.71	$(0.32)	$0.18	$0.26	$0.64	$0.72	$(0.91)	$(0.01)	$0.61	$0.86	$0.52
Diluted	$1.61	$2.85	$0.69	$(0.32)	$0.17	$0.25	$0.63	$0.71	$(0.91)	$(0.01)	$0.60	$0.85	$0.51

Weighted-Average Shares Outstanding:
Basic	86,848	81,940	77,157	74,483	72,436	70,814	69,409	71,785	69,510	69,713	68,866	67,432	68,880
Diluted	89,537	83,175	78,666	74,483	73,756	72,128	70,136	72,937	69,510	69,713	69,265	68,243	69,417

Abercrombie Comparable Sales (1)				(2)%	(2)%	(7)%	(8)%	(5)%	(9)%	(7)%	(5)%	(2)%	(6)%

Hollister Comparable Sales	8%	(1)%	(14)%	(7)%	(10)%	(12)%	(11)%	(10)%	(6)%	(1)%	3%	4%	—%

Comparable Sales (2)		(1)%	(11)%	(4)%	(7)%	(10)%	(10)%	(8)%	(8)%	(4)%	(1)%	1%	(3)%

Shares Outstanding	85,638	78,445	76,402	72,775	71,363	69,336	69,352	69,352	69,557	69,600	67,153	67,348	67,348

Number of Stores - End of Period (3)	1,045	1,041	1,006	999	997	1,000	969	969	962	954	965	932	932

Gross Square Feet - End of Period	7,778	7,958	7,736	7,682	7,683	7,715	7,517	7,517	7,456	7,434	7,477	7,292	7,292

(1) Abercrombie includes the Company's Abercrombie & Fitch and abercrombie kids brands.
(2) Comparable sales are calculated on a constant currency basis and exclude Gilly Hicks beginning in Q4 of fiscal 2014.
(3) Prior period store counts have been restated to count multi-brand outlet stores as a single store.

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